Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Arcadia Biosciences, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2025 (the “Report”), I, Thomas J. Schaefer, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2025	/s/ THOMAS J. SCHAEFER
Thomas J. Schaefer
President and Chief Executive Officer
(Principal Executive Officer)